LEASE AMENDMENT
                                      NO. 5


         THIS LEASE AMENDMENT No. 5, made and entered into this 17th day of December, 1996, by and between Kraus-Anderson(R) Incorporated, a Minnesota Corporation, (hereinafter referred to as "Landlord") and Datakey, Inc., a Minnesota Corporation (hereinafter referred to as "Tenant");

         WITNESSETH THAT:

         WHEREAS, Landlord is leasing to Tenant and Tenant is leasing from Landlord certain premises commonly known as 401-409 West Travelers Trail, Burnsville, Minnesota and located in the, Gateway Business Park, (the "Leased Premises") pursuant to written Lease Agreement dated June 3, 1987, as amended February 10, 1988, December 23, 1988, February 13, 1992 and April 1, 1992 and (collectively referred to as the "Lease");

         WHEREAS, the parties hereto now desire to amend certain provisions of the Lease;

         NOW THEREFORE, in consideration of mutual agreements contained herein, it is hereby agreed to amend the Lease as follows:

1.       ARTICLE 1.  PREMISES AND TERM:

         The term of this lease is hereby extended for an additional two years commencing July 1, 1997 through June 30, 1999, (the "Extension Term").

2.       ARTICLE 3.  BASE RENT AND SECURITY DEPOSIT:

         The annual base rent, Article 3, Section 1 during the Extension Term shall be as follows:

         Annual Base Rent for July 1, 1997 through June 30, 1998 shall be One Hundred Twenty Eight Thousand Four Hundred Ninety One Dollars and 60/100 ($128,491.56) payable in monthly installments of Ten Thousand Seven Hundred Seven and 63/100 ($10,707.63).

         Annual Base Rent for July 1, 1998 through June 30, 1999 shall be One Hundred Thirty Four Thousand Thirty Eight and 96/100 Dollars ($134,038.96) payable in monthly installments of Eleven Thousand One Hundred Sixty Nine and 83/100 ($11,169.83).

3. Except as herein specifically modified and amended, the Lease shall remain in full force and effect and unaltered hereby.


IN WITNESS WHEREOF the parties hereto have caused this Lease Amendment to be executed the day and year first above written.

KRAUS-ANDERSON, INCORPORATED                DATAKEY, INC.

By: /s/ Burton F. Dahlberg                  By:  /s/ Alan Shuler

Its: President                              Its: Vice President
         Landlord                                   Tenant